T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                            Science & Technology Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SCIENCE & TECHNOLOGY FUND
-------------------------

     * The broad stock market produced mixed results during the first half of the year.

     * Fund results lagged the S&P 500 and the Lipper peer group index due to our conservative investment posture, although absolute performance was strong during the past 12 months.

     * We built significant positions in select emerging leaders during the spri ng correction.

     *    While our  near-term  outlook is  somewhat  cautious,  we believe  our portfolio of sound companies with secular growth potential will continue to reward shareholders over time.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------

     The equity markets delivered mixed results during the first six months of the year, although most major indices ended with modest losses. While investors remained enthusiastic about global economic growth and corporate earnings, worry began to build about rising interest rates and the pace of future economic expansion. With the Federal Reserve continuing its policy of monetary restraint by raising short-term rates a total of one percentage point so far this year, neither upward earnings revisions nor steady cash flows into equity funds allowed the broad market to make real progress. Your fund's results reflected the overall environment.

       *************************************************************

          PERFORMANCE COMPARISON
          ----------------------
          Periods Ended 6/30/00         6 Months       12 Months
          ---------------------         --------       ---------
          Science &Technology Fund        -2.70%          49.49%
          S&P 500                         -0.43            7.24
          Lipper Science & Technology
          Fund Index                       8.92           82.97

       *************************************************************

     During the first half, the fund fell 2.70%, compared with a return of 8.92% for the Lipper Science & Technology Fund Index and a decline of 0.43% for the unmanaged Standard & Poor's 500 Stock Index. For the 12 months ended June 30, the fund's 49.49% return far outpaced the S&P 500 but trailed the Lipper index of similar funds. Our relatively conservative investment posture at the end of 1999, as well as our continuing bias toward stocks of established larger-capitalization technology companies, were the primary factors behind the lagging results versus our peers.

MARKET ENVIRONMENT
------------------
     The first half marked one of the most volatile periods in stock market history, with the Nasdaq Composite Index moving intraday, every day, at least one percent in one direction or another. With stocks near historically high valuations and liquidity limited, news releases and slight changes in investor sentiment were able to push stock prices around considerably.

     Technology stocks got off to a fast start in 2000. Growth was accelerating, pricing was firm, profits were expanding, the capital markets were charitable, and the much ballyhooed Y2K risk proved to be DOA. However, as the period progressed, technology investors became increasingly concerned about the viability of Internet company business models, the cash burn rates among emerging telecommunications carriers, decelerating growth in the wireless and semiconductor industries, and continued sluggish corporate PC sales. Accordingly, technology stocks corrected significantly through late May before staging a sharp rally in early June to finish the six months with modest gains. During the period, standout performers were stocks of communications equipment and semiconductor-related companies, while stocks of e-commerce, communications services, and software companies fared poorly.

INVESTMENT PHILOSOPHY
---------------------
     The salient characteristic of our approach is intensive, timely, hands-on research in the areas of communications, integrated circuits, software, computing hardware, electronic commerce, information services, media, and life sciences. This involves extensive company visits, customer and competitor interviews, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

     Our investment philosophy can be summarized by the following seven investment principles:

     *    Stay exposed to long-term, secular investment themes.

     * Diversify exposure among the most attractive segments of the science and technology sector.

     * Seek investments in companies that possess significant intellectual property.

     *    Concentrate holdings in companies with sustainable business models.

     *    Emphasize companies embarking on meaningful new product cycles.

     * Seek companies whose management has both vision and a proven track record.

     *    Keep the portfolio fresh.

     These principles have important ramifications for your fund's profile. First, our stock holdings will be concentrated in the secular themes. While individual positions will change frequently, the themes should be more enduring. Second, in contrast to most technology sector funds, our investments will be spread across a variety of segments within a broadly defined science and technology sector. Third, the fund will not emphasize stocks of companies selling commodity products in highly cyclical markets. Fourth, we prefer companies whose destiny remains more in their own control than in the vagaries of the markets in which they participate. Fifth, our core holdings will be in stocks of companies with, in our opinion, extremely capable management. Finally, in addition to maintaining core positions in established, leadership companies, our holdings may include investments across an array of smaller, more volatile companies.

     By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the most rapidly growing areas of the science and technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate shareholders for their risks. Because the fund's scale and diversification make it unlikely to be the top performer in any particular quarter, we manage the fund with the objective of generating consistent absolute and superior relative performance over a longer-term horizon.

PORTFOLIO REVIEW
----------------

     The fund remained concentrated in the electronic technology segment, with essentially all of our assets committed to this area. Stocks of communications equipment, semiconductors, and enterprise software companies dominated our holdings, representing over half of fund assets on a combined basis. The balance of assets was diversified across an array of other technology-related industries. The fund's 25 largest holdings constituted 75% of portfolio assets, and the portfolio was essentially fully invested at the end of June, with only a small cash position.

       *************************************************************

          Sector Diversification pie chart showing Communications
            33%, Semiconductors 26%, Software 20%, Hardware 13%,
                   Information Services 6%, Reserves 2%

       *************************************************************

     During the past six months, fund performance was most positively affected by our holdings in the semiconductor and commu nications equipment segments. Six of our best-performing stocks were semicondu ctor-related companies, including communications chip vendor ANALOG DEVICES an d programmable logic vendors XILINX and ALTERA. These companies continue to benefit from the accelerating build-out of digital wireless and data networks. Optical equipment vendor CIENA and a restructured 3COM were the best of several strong contributors from the communications equipment segment, while Internet software infrastructure providers ORACLE and ARIBA were also among the top 10 performers.

     In contrast, the fund suffered substantial losses in stocks of enterprise software companies that stumbled during their transition from client-server to Internet architectures. PARAMETRIC TECHNOLOGY, NOVELL, BMC SOFTWARE, and MICROSOFT all reported disappointing financial results during the first half. The fund also suffered from the spring e-commerce meltdown, as YAHOO! and Internet incubators INTERNET CAPITAL GROUP and SOFTBANK declined significantly.

     During the volatile correction in technology stocks, we purchased significant new positions in Ariba, CIENA, QUALCOMM, DOUBLECLICK, and APPLIED MICRO CIRCUITS in an attempt to improve the growth profile of the portfolio. Notable eliminations during the six months included 3Com (shortly after the public flotation of its PALM subsidiary), AMERICA ONLINE (immediately after the announced merger with Time Warner), and Microsoft (over the dual concerns of legal challenges and sluggish operating profit growth). Proceeds from our sales of WORLDCOM and MOTOROLA were used to finance alternative investments as the technology sector corrected.

OUTLOOK
-------

     Whi7le technology sector fundamentals remain excellent, there are signs that we are nearing an inflection point in revenue growth and profit expansion across several industry segments, and valuations remain stubbornly high. Should these signs be confirmed in the months ahead, we would anticipate renewed volatility with a downward bias. Moreover, until investors conclude that the Federal Reserve is finished raising interest rates, the broader market is unlikely to be a positive catalyst.

     Given our somewhat cautious near-term outlook for the science and technology sector, we will continue to concentrate our assets in stocks of leadership companies that we believe possess the brightest secular growth opportunities, while opportunistically building positions in the stocks of the most promising emerging companies. By staying the course and depending upon the same process and style that generated the strong returns enjoyed by shareholders over the lifetime of the portfolio, we hope to extend the fund's successful longer-term record.

     As always, we appreciate your continued support.

Respectfully submitted,
Charles A. Morris

/s/

President and Chairman of the Investment Advisory Committee
July 21, 2000

       *************************************************************

       ADVISOR SHARE CLASS CREATED
       ---------------------------

            T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

            We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

================================================================================
T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        6/30/00
                                                                     -----------
Oracle                                                                      5.4%
Cisco Systems                                                               4.5
Analog Devices                                                              4.3
Maxim Integrated Products                                                   3.8
Xilinx                                                                      3.8
Vodafone Airtouch                                                           3.8
Ariba                                                                       3.8
Altera                                                                      3.6
CIENA                                                                       3.5
Nokia                                                                       3.5
Nortel Networks                                                             3.4
Sun Microsystems                                                            3.2

Texas Instruments                                                           2.9
BMC Software                                                                2.6
Applied Materials                                                           2.6
WorldCom                                                                    2.3
VeriSign                                                                    2.2
Applied Micro Circuits                                                      2.1
Dell Computer                                                               2.1
Solectron                                                                   2.1
Electronic Arts                                                             2.1
NEXTLINK Communications                                                     2.0
EMC                                                                         1.9
Intuit                                                                      1.8
QUALCOMM                                                                    1.7
                                                                     -----------
Total                                                                      75.0%

Note: Table excludes reserves.
================================================================================
T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

       6 Months Ended 6/30/00
       Ten Largest Purchases                    Ten Largest Sales
       ---------------------                    -----------------

       QUALCOMM *                               3Com  **
       Motorola *                               America Online **
       Ariba *                                  Microsoft **
       3Com                                     Dell Computer
       CIENA *                                  Yahoo! **
       BMC Software                             Motorola **
       WorldCom                                 WorldCom
       Dell Computer                            Intel **
       DoubleClick *                            SCISystems **
       Applied Micro Circuits *                 Conexant Systems **

    *  Position added
   **  Position eliminated
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                   Lipper Science &             S&P 500           Science &
                Technology Fund Index         Stock Index      Technology Fund
                ---------------------         -----------      ---------------
6/30/90                 10,000                   10,000             10,000
6/91                     9,920                   10,739             10,295
6/92                    11,304                   12,180             12,111
6/93                    15,207                   13,840             16,957
6/94                    15,048                   14,034             17,538
6/95                    23,111                   17,694             29,485
6/96                    26,194                   22,294             36,945
6/97                    31,475                   30,030             40,907
6/98                    37,369                   39,088             47,191
6/99                    59,532                   47,983             75,550
6/00                   108,925                   51,459            112,939

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

    Periods Ended 6/30/00            1 Year     3 Years     5 Years     10 Years
    ---------------------            ------     -------     -------     --------
    Science & Technology Fund        49.49%      40.29%      30.81%       27.43%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
SCIENCE & TECHNOLOGY SHARES

                      6 Months      Year
                         Ended     Ended
                       6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
                       -------  --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period   $ 63.71   $ 37.67   $ 27.26   $ 29.71   $ 29.12   $ 21.64
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)          (0.15)    (0.09)    (0.18)    (0.12)    (0.09)    (0.03)
 Net realized and
 unrealized gain (loss) (1.57)    36.85     11.58      0.54      4.28     12.05
--------------------------------------------------------------------------------
 Total from
 investment activiti    (1.72)    36.76     11.40      0.42      4.19     12.02
--------------------------------------------------------------------------------
Distributions
 Net realized gain          -    (10.72)    (0.99)    (2.87)    (3.60)    (4.54)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period         $ 61.99   $ 63.71   $ 37.67   $ 27.26   $ 29.71   $ 29.12
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return~           (2.70)%  100.99%    42.35%     1.71%    14.23%    55.53%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets    0.85%+    0.87%     0.94%     0.94%     0.97%     1.01%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets      (0.49)%+  (0.26)%   (0.61)%   (0.44)%   (0.33)%  (0.15)%
--------------------------------------------------------------------------------
Portfolio
turnover rate           124.1%+   128.0%    108.9%    133.9%    125.6%    130.3%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions) $ 14,127  $ 12,271   $ 4,696   $ 3,538   $ 3,292   $ 2,285
--------------------------------------------------------------------------------
     ~ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
SCIENCE & TECHNOLOGY ADVISOR CLASS SHARES
                                                                         3/31/00
                                                                         Through
                                                                         6/30/00
                                                                      ----------
NET ASSET VALUE
Beginning of period                                                    $ 71.08
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)                                            (0.02)
 Net realized and
 unrealized gain (loss)                                                  (9.05)
--------------------------------------------------------------------------------
 Total from
 investment activities                                                   (9.07)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                                                          $ 62.01
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return~                                                           (12.76)%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets                                                     0.71%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets                                                       (0.59)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                  124.1%
--------------------------------------------------------------------------------
Net assets, end of
period (in thousands)                                                  $ 506
--------------------------------------------------------------------------------
     ~ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000
PORTFOLIO OF INVESTMENTS
------------------------
                                                        Shares           Value
                                                     -----------     -----------
                                                             In thousands
COMMON STOCKS AND WARRANT 97.4%
INFORMATIO SERVICES  5.4%
------------------------
E-COMMERCE  5.4%
DoubleClick *                                          5,300,000      $ 202,062
--------------------------------------------------------------------------------
Internet Capital Group, (144a) *++                     1,000,000         22,163
--------------------------------------------------------------------------------
Internet Capital Group,
(144a), Warrants, 5/10/02 *++                            208,333          7,734
--------------------------------------------------------------------------------
Softbank (JPY)                                         1,550,000        210,358
--------------------------------------------------------------------------------
Verisign *                                             1,800,000        317,419
--------------------------------------------------------------------------------
Total Information Services                                              759,736
                                                                     -----------
SEMICONDUCTORS  26.2%
---------------------
SEMICONDUCTORS & COMPONENTS  20.6%
Altera *                                               5,000,000        509,531
--------------------------------------------------------------------------------
Analog Devices *                                       8,000,000        608,000
--------------------------------------------------------------------------------
Applied Micro Circuits *                               3,000,000        296,250
--------------------------------------------------------------------------------
Maxim Integrated Products *                            8,000,000        543,250
--------------------------------------------------------------------------------
Texas Instruments                                      6,000,000        412,125
--------------------------------------------------------------------------------
Xilinx *                                               6,500,000        536,860
--------------------------------------------------------------------------------
                                                                      2,906,016
                                                                     -----------
SEMICONDUCTOR EQUIPMENT  5.6%
Applied Materials *                                    4,000,000        362,625
--------------------------------------------------------------------------------
ASM Lithography *                                      3,500,000        154,328
--------------------------------------------------------------------------------
Cognex * +                                             2,500,000        129,297
--------------------------------------------------------------------------------
KLA-Tencor *                                           2,500,000        146,484
--------------------------------------------------------------------------------
                                                                        792,734
                                                                     -----------
Total Semiconductors                                                  3,698,750
                                                                     -----------

COMMUNICATIONS  33.1%
---------------------
COMMUNICATION EQUIPMENT  21.1%
CIENA *                                                3,000,000        499,969
--------------------------------------------------------------------------------
Cisco Systems *                                       10,000,000        635,312
--------------------------------------------------------------------------------
E-Tek Dynamics *                                         500,000        131,875
--------------------------------------------------------------------------------
JDS Uniphase *                                         2,000,000        179,766
--------------------------------------------------------------------------------
LM Ericsson ADR (Class B)                             11,000,000        220,344
--------------------------------------------------------------------------------
Nokia ADR                                             10,000,000        499,375
--------------------------------------------------------------------------------
Nortel Networks                                        7,000,000        477,750
--------------------------------------------------------------------------------
QUALCOMM *                                             4,000,000      $ 239,875
--------------------------------------------------------------------------------
Xircom * +                                             2,000,000         95,062
--------------------------------------------------------------------------------
                                                                      2,979,328
                                                                     -----------
COMMUNICATION SERVICES  12.0%
Colt Telecom Group (GBP) *                             5,500,000        183,751
--------------------------------------------------------------------------------
Exodus Communications *                                4,250,000        195,898
--------------------------------------------------------------------------------
NEXTLINK Communications *                              7,500,000        284,297
--------------------------------------------------------------------------------
PSINet *                                               7,000,000        175,656
--------------------------------------------------------------------------------
Vodafone Airtouch (GBP)                               30,000,000        122,334
--------------------------------------------------------------------------------
Vodafone Airtouch ADR                                 10,000,000        414,375
--------------------------------------------------------------------------------
WorldCom *                                             7,000,000        321,344
--------------------------------------------------------------------------------
                                                                      1,697,655
                                                                     -----------
Total Communications                                                  4,676,983
                                                                     -----------
HARDWARE  12.6%
---------------
PERIPHERALS  2.4%
Electronics for Imaging *                              2,500,000         63,125
--------------------------------------------------------------------------------
EMC *                                                  3,500,000        269,281
--------------------------------------------------------------------------------
                                                                        332,406
                                                                     -----------

SYSTEMS  5.3%
Dell Computer *                                        6,000,000        296,062
--------------------------------------------------------------------------------
Sun Microsystems *                                     5,000,000        454,844
--------------------------------------------------------------------------------
                                                                        750,906
                                                                     -----------
Contract Manufacturing  4.9%
Flextronics International *                            3,350,000        230,208
--------------------------------------------------------------------------------
Sanmina *                                              2,000,000        170,938
--------------------------------------------------------------------------------
Solectron *                                            7,000,000        293,125
--------------------------------------------------------------------------------
                                                                        694,271
                                                                     -----------
Total Hardware                                                        1,777,583
                                                                     -----------
SOFTWARE  18.5%
---------------
ENTERPRISE SOFTWARE  13.7%
Ariba *                                                5,450,000        534,441
--------------------------------------------------------------------------------
BMC Software *                                        10,000,000        364,687
--------------------------------------------------------------------------------
Liberate Technologies *                                2,000,000         58,688
--------------------------------------------------------------------------------
Oracle *                                               9,000,000        756,281
--------------------------------------------------------------------------------
VERITAS Software *                                     2,000,000        225,937
--------------------------------------------------------------------------------
                                                                      1,940,034
                                                                     -----------
CONSUMER AND MULTI MEDIA SOFTWARE  4.4%
Electronic Arts * +                                    4,000,000      $ 291,875
--------------------------------------------------------------------------------
Intuit *                                               6,000,000        247,875
--------------------------------------------------------------------------------
RealNetworks *                                         1,500,000         75,797
--------------------------------------------------------------------------------
                                                                        615,547
                                                                     -----------
TECHNICAL SOFTWARE  0.4%
Synopsys *                                             1,850,000         63,883
--------------------------------------------------------------------------------
                                                                         63,883
                                                                     -----------
Total Software                                                        2,619,464
                                                                     -----------
Other Miscellaneous Common Stocks 1.6%                                  220,341
                                                                     -----------
Total Common Stocks and Warrants (Cost  $9,835,729)                  13,752,857
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS  0.7%
----------------------------------
AllAdvantage *ss.++                                    1,239,670          7,500
--------------------------------------------------------------------------------
idealab! (Series D) *ss.++                             1,000,000        100,000
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks (Cost $107,500)                      107,500
                                                                     -----------
SHORT-TERM INVESTMENTS  2.3%
----------------------------
MONEY MARKET FUNDS  2.3%
Government Reserve Investment Fund, 6.27% # +        326,728,183        326,728
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $326,728)                           326,728
                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
100.4% of Net Assets (Cost $10,269,957)                            $ 14,187,085

Other Assets Less Liabilities                                           (59,824)
                                                                     -----------
NET ASSETS                                                         $ 14,127,261
                                                                     -----------
   #  Seven-day yield
   +  Affiliated company
  ++ Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 0.2% of net assets.
  ss  Private Placement
   *  Non-income producing
 ADR  American Depository Receipt
 GBP  British sterling
 JPY  Japanese yen
144a  Security  was  purchased  pursuant  to  Rule
      144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 0.2% of net assets.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
Unaudited                                                          June 30, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS
------
Investments in securities, at value
 Affiliated companies (cost $839,406)                                 $ 842,962
 Other companies (cost $9,430,551)                                   13,344,123
                                                                   -------------
 Total investments in securities                                     14,187,085
Other assets                                                            140,382
                                                                   -------------
Total assets                                                         14,327,467

LIABILITIES
-----------
Total liabilities                                                       200,206
                                                                   -------------
NET ASSETS                                                         $ 14,127,261
                                                                   -------------
NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions              $ (33,803)
Accumulated net realized gain/loss - net of distributions             1,188,371
Net unrealized gain (loss)                                            3,917,128
Paid-in-capital applicable to 227,878,979 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                       9,055,565
                                                                   -------------
NET ASSETS                                                         $ 14,127,261
                                                                   -------------
NET ASSET VALUE PER SHARE
Science & Technology shares
($14,126,754,842/227,870,822 shares outstanding)                        $ 61.99
                                                                   -------------
Science & Technology Advisor Class shares
($505,855/8,157 shares outstanding)                                     $ 62.01
                                                                   -------------

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/00
                                                                   -------------
INVESTMENT INCOME (LOSS)
------------------------
Income
 Interest (including $14,328 from affiliated companies)                $ 20,806
 Dividend (net of foreign taxes of $468)                                  3,671
                                                                   -------------
 Total Income                                                            24,477
                                                                   -------------
Expenses
 Investment management                                                   45,698
 Shareholder servicing
  Science & Technology shares                                            11,380
  Science & Technology Advisor Class shares                                   -
 Registration                                                               524
 Prospectus and shareholder reports
  Science & Technology shares                                               329
  Science & Technology Advisor Class shares                                   -
 Custody and accounting                                                     297
 Legal and audit                                                             22
 Directors                                                                   15
 Miscellaneous                                                               60
                                                                   -------------
 Total expenses                                                          58,325
 Expenses paid indirectly                                                   (45)
                                                                   -------------
 Net expenses                                                            58,280
                                                                   -------------
Net investment income (loss)                                            (33,803)
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss)
 Securities                                                             571,443
 Foreign currency transactions                                           (1,894)
                                                                   -------------
 Net realized gain (loss)                                               569,549
Change in net unrealized gain or loss on securities                    (998,685)
                                                                   -------------
Net realized and unrealized gain (loss)                                (429,136)
                                                                   -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ (462,939)
                                                                   -------------

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                        6 Months            Year
                                                           Ended           Ended
                                                         6/30/00        12/31/99
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)                         $ (33,803)      $ (18,136)
 Net realized gain (loss)                               569,549       2,299,852
 Change in net unrealized gain or loss                 (998,685)      3,341,332
                                                   -------------   -------------
 Increase (decrease) in net assets from operations     (462,939)      5,623,048
                                                   -------------   -------------
Distributions to shareholders
 Net realized gain
  Science & Technology shares                                 -      (1,713,649)
                                                   -------------   -------------
Capital share transactions *
 Shares sold
  Science & Technology shares                         4,380,552       3,840,762
  Science & Technology Advisor Class shares                 517               -
                                                   -------------   -------------
 Increase in net assets from shares sold              4,381,069       3,840,762
 Distributions reinvested
  Science & Technology shares                                 -       1,676,543
 Shares redeemed
  Science & Technology shares                        (2,061,501)     (1,851,625)
                                                   -------------   -------------
 Increase (decrease) in net assets from
 capital share transactions                           2,319,568       3,665,680
                                                   -------------   -------------

NET ASSETS
----------
Increase (decrease) during period                     1,856,629       7,575,079
Beginning of period                                  12,270,632       4,695,553
                                                   -------------   -------------
END OF PERIOD                                      $ 14,127,261    $ 12,270,632
                                                   -------------   -------------
*Share information
 Shares sold
  Science & Technology shares                            67,481          76,475
  Science & Technology Advisor Class shares                   8               -
 Distributions reinvested
  Science & Technology shares                                 -          29,465
 Shares redeemed
  Science & Technology shares                           (32,198)        (37,992)
                                                   -------------   -------------
 Increase (decrease) in shares outstanding               35,291          67,948

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund has two classes of sharesNScience & Technology, offered since September 30, 1987, and Science & Technology Advisor Class, first offered on March 31, 2000. Science & Technology Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class. The fund seeks long-term capital appreciation by investing primarily in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.


     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and lo sses is reflected as a component of such gains and losses.

     CLASS ACCOUNTING The Science & Technology Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $10,509,737,000 and $8,112,990,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,269,957,000. Net unrealized gain aggregated $3,917,128,000 at period-end, of which $4,728,968,000 related to appreciated investments and $811,840,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $7,825,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Science & Technology Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Science & Technology Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,035,000 for the six months ended June 30, 2000, of which $1,654,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $14,328,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F61-051  6/30/00